Q4 & Full-Year 2025 Earnings Call Presentation Thursday, February 26, 2026

Safe Harbor for Forward-Looking Statements 2 Safe Harbor Statement Some of the  statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements.   Please refer to Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent quarterly reports on Form 10-Q filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

3 Q4 2025 Safety Moment: Women's Heart Health CPK Teammates Supporting "Go Red for Women" Events Cardiovascular disease is the #1 killer of women • Nearly 45% of women aged 20+ are living with some form of cardiovascular disease • <50% of women in the U.S. entering pregnancy have optimal cardiovascular health • Women face unique risks for high blood pressure, a leading cause of heart disease and stroke Never too late to improve heart health for you and your loved ones! •

Titles Should Be Font Size 40 – 44 4 JEFF HOUSEHOLDER Chair of the Board, President & Chief Executive Officer BETH COOPER Executive Vice President, Chief Financial Officer, Treasurer & Asst. Corporate Secretary LUCIA DEMPSEY Head of Investor Relations JIM MORIARTY Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer oday's Presenters

Delivering With Purpose, Reaching New Heights 50% EQUITY TO TOTAL CAPITALIZATION $470M 2025 FY CAPITAL EXPENDITURES $19M TRANSMISSION ADJ. GROSS MARGIN1 $13M RATE CASE ADJ. GROSS MARGIN1 16% ADJ. NET INCOME1 GROWTH vs. FY'24 78% TOTAL LIQUIDITY AVAILABLE 12% ADJ. EPS1 GROWTH vs. FY '24 3.1% GAS CUSTOMER GROWTH vs. FY '24 $14M INFRASTRUCTURE ADJ. GROSS MARGIN11 5 1 See appendix for a reconciliation of non-GAAP metrics.

Record Earnings for Full-Year 2025 6 $5.39 $6.02 $2.10 $2.22 $0.86 $1.04 $0.80 $0.82 $1.63 $1.94 YTD 2024 YTD 2025 • Adjusted Gross Margin1: $638.5M, up 13% • Adjusted Net Income1: $141.1M, up 16% • Adjusted EPS1: $6.01, up 12% Full-Year 2025 Financial Highlights vs. FY 2024FY Adjusted Diluted EPS1 1 See appendix for a reconciliation of non-GAAP metrics. 2 May not equal the sum of quarterly Adj. EPS due to differences between quarter-end and year-to-date weighted average share count. +12% • Adjusted Gross Margin1: $176.1M, up 14% • Adjusted Net Income1: $46.2M, up 24% • Adjusted EPS1: $1.94, up 19% Q4 2025 Financial Highlights vs. Q4 2024 Q1 Q2 12 Q3 Q4

Above-Average Customer Growth Average Residential Customer Growth: 2025 vs 2024 7 DELMARVA 4.1% 3.6% 2.2%Fu ll- Ye ar G ro w th FPU FCG $4.6M Incremental Adj. Gross Margin from Residential Customer Growth $2.8M Incremental Adj. Gross Margin from C&I Customer Growth $7.4M Adj. Gross Margin from Growth $2.4M Incremental Gross Margin from Higher Customer Consumption Significant Adj.Gross Margin Growth

8 Building on A History of Growth $1.2 $11.4 $36.5 $59.7 $72.9 12/31/2008 12/31/2010 12/31/2023 12/31/2024 12/31/2025 Significant Net Income Growth in Florida FPU Acquisition FCG Acquisition 27.3% CAGR Key Post-FCG Accomplishments Substantial progress on goals identified upon acquiring FCG in Q4 2023 $ in millions • Capital Investments of ~$250M related to FCG (50% of initial 5-Year $500M goal) • $12.1M of gross margin generated in 2024 and 2025 from capital investments under the SAFE Program • ~$40M Miami Inner Loop infrastructure enhancement project • FCG Transition Services Agreement (TSA) concluded on-schedule • FCG Operations integrated with the 1CX SAP Customer Billing System Upgrade • Operations and customer service integrated under the "One Company" approach

Executing on our Long-Term Growth Plan 9 Earnings growth to support increased shareholder value Foundation of operational excellence across the organization Continually execute on business transformation Proactively manage regulatory agenda Prudently deploy investment capital

Transforming for Growth, Powered by People Key Deliverables for 2026 BUSINESS TRANSFORMATION REGULATORY AGENDA CAPITAL DEPLOYMENT FINANCING STRATEGY • Exceed all milestones for ERP project • Implement additional technology, process and structural enhancements • Successful outcome on FCG GRC • Secure regulatory approval for other current & future growth projects • Invest $450 - $500 million of capital • Bring current projects online • Finalizing new projects under development • Fund capital plan efficiently and effectively • Maintain investment grade credit rating • Drive continued earnings & dividend growth10

2025 CapEx Exceeds Full-Year Guidance Range $470.4 $500.0 $124.4 $140.0 $121.2 $49.9 $34.9 2025 Actuals 2026 Guidance11 Initiating 2026 CapEx Guidance of $450M - $500M Technology $90 - $100M • Enterprise Resource Plan (ERP) • Additional technology, cybersecurity investments Unregulated $25 - $35M • Marlin Virtual Pipeline, Propane, Aspire Energy Infrastructure $90 - $100M • FPU's GUARD & FCG's SAFE Programs • ESNG Capital Cost Surcharge Program • Electric Storm Protection Plan Transmission $135 - $145M • Worcester Resiliency Upgrade • Miami Inner Loop • Duncan Plains Data Center Pipeline • RNG Transportation Projects • Other Transmission Expansion Projects Distribution $110 - $120M • Ongoing distribution system expansion and reliability projects across our Delmarva & Florida service areas 2025 Actual CapEx 2026 Guidance 2026 Guidance Includes:$450 - $500 $ in millions

Transmission Projects Advance to Meet Demand 12 # Project Name Status1 In-Service Total CapEx Adj. Gross Margin ($M) 2025A 2026E 2027E 1 Newberry Expansion In-Service Q2 2024 ~$15M $2.6 $2.6 $2.6 2 Warwick Extension In-Service Q4 2024 ~$9M $1.9 $1.9 $1.9 3 Boynton Beach In-Service Q1 2025 ~$21M $3.0 $3.4 $3.4 4 Indian River RNG In-Service Q1-Q2 2025 ~$18M $2.5 $5.4 $6.45 Brevard RNG In-Service ~$6M 6 Medley RNG In-Service ~$22M 7 New Smyrna Beach In-Service Q2 2025 ~$15M $1.6 $2.6 $2.6 8 St. Cloud Expansion In-Service Q2 2025 ~$20M $2.9 $3.8 $3.8 9 Wildlight Phase 1 & 2 In-Service 2023-2025 ~$25M $2.6 $4.3 $4.3 10 Miami Inner Loop In-Service 2H 2025 ~$40M $2.8 $7.6 $7.6 11 Lake Mattie, Plant City In-Service Q3 2025 ~$18M $2.6 $4.3 $4.3 12 Worcester Resiliency Upgrade (WRU) In-Progress Q2 2026 ~$100M $0.3 $10.6 $17.1 13 AEX Duncan Plains In-Progress 2027 ~$10M — — $1.5 Totals: $319M $22.8 $46.5 $55.6 1 May reflect interim in-service status using Marlin Virtual Pipeline Services while construction is being completed.

New ESNG Projects to Serve Growing Demand

Delmarva Regional Enhancement (DRE)

ESNG transmission expansion project to add firm capacity and improve system reliability in response to shipper demand identified through an open season

- ~9 miles of 16-inch steel pipeline
- ~12 miles of 24-inch steel pipeline looping
- Estimated Capital Investment: ~$75 million
- **Q4 2026:** File for FERC Approval
- **Q4 2027:** Begin Construction
- **Q4 2028:** In-Service



Accomack County Exploration Project

- CPK awarded a bid to determine feasibility, design and engineering to develop a **potential new natural gas system** supported by a **$6.5 million county grant**
- A future system could bring natural gas to **Virginia's Eastern Shore** to enhance energy reliability



CHESAPEAKE UTILITIES CORPORATION
13

Strong Progress Toward 5-Year CapEx Guidance ~$1.6 billion of identified capital projects support our 5-year CapEx guidance of $1.5 - $1.8 billion Identified CapEx 5-Year Spend Natural Gas LDC Organic Growth $625M Worcester Resiliency Upgrade $100M Additional Transmission Projects $227M GUARD / SAFE Programs $230M Eastern Shore Capital Surcharge $75M Florida Electric Storm Protection Plan $50M Unregulated Businesses $114M Technology Transformation $130M Total Invested, Identified & Ongoing Capital $1.6B14 $1.5B - $1.8B 2024 - 2028

Proactive Regulatory Strategy Continues 15 FILINGS 2025 2026 STATUS MD, DE, & FL Electric Rate Cases $13.5 $18.2 • All three cases successfully completed in 2025 Florida City Gas (FCG) Depreciation Study -- -- • February 17, 2026: Final Order approving $6.8M of excess depreciation amortized over the life of the assets • Results in reduced annual depreciation expense of ~$500K per year, effective January 1, 2025 • 2025 depreciation expense savings will be recorded in 2026 given the timing and magnitude of the final order FCG Rate Case TBD TBD • February 18, 2026: Filed an "Intent to File a Rate Increase Request" with the Florida PSC • Intend to file General Rate Case in mid-April, with interim rates potentially effective by early July margin in millions

Human-centered talent development and change management Project Insight unifying and improving data access and analytics Transforming for Growth... Building a Platform for Significant Scale 16 CUSTOMER EXPERIENCE OPERATIONAL EXCELLENCE DIGITAL AGILITY EMPLOYEE EXPERIENCE FINANCIAL MODERNIZATION 2026 Initiatives Multi-Year ERP Project • Official 1CORE project kick-off held in January 2026 • Named for "One Company" approach to Centralize, Optimize, Reimagine & Energize • SAP S4Hana for Finance, Asset Management Supply Chain, & Human Resources • System Go-Live targeted for Q2 2027 • Expected capital investment of $75 million in 2026 Transformation Themes Modernizing interactions through automation and digital platforms Enterprise Committees for risk management & governance

… Powered by People

Everything we do is driven by dedicated teammates serving our customers & communities

TEAMMATES

Development
succession planning and training opportunities to equip future leaders

25,000+
gratitude recognitions shared among managers and teammates in 2025



Nov. 2025: *Teammates gather for a Corporate Cares event that fosters belonging and recognizes successes*

CUSTOMERS

~440,000+
natural gas, electric and propane customers

Affordability
prioritizing high-quality service while maintaining reasonable pricing



Dec. 2025: *Energy Lane Safety Town hosts a training & education event for students in Dover, Delaware*

PARTNERS

Building relationships
with regulators, legislators, business partners and investors

Fostering support
for approvals, permitting, collaboration & financing



Feb. 2025: *FPU celebrates the opening of the DeBary Safety Town with the Florida Fire Chiefs Association.*

COMMUNITIES

~$902,500
of charitable donations & sponsorships in 2025

75% of teammates
donated time and resources to 400+ local organizations


VOLUNTEER

Oct. 2025: *Teammates participate in the Habitat for Humanity "Framing Frenzy" Construction Volunteer Event*

CHESAPEAKE UTILITIES CORPORATION
17

$5.39 $6.01 FY 2024 FY 2025 $567.4 $638.5 FY 2024 FY 2025 $121.5 $141.1 FY 2024 FY 2025 1 See appendix for a reconciliation of non-GAAP metrics. Industry-leading growth in Adjusted Gross Margin, Adjusted Net Income & Adjusted Earnings Per Share1 Adjusted Gross Margin1 Adjusted Earnings Per Share1Adjusted Net Income1 +13% 18 Record Performance & Growth in 2025 $ millions except per share amounts +16% +12%

$5.39 $0.58 $0.43 $0.39 $0.33 $0.28 $0.23 $0.17 $(0.51) $(0.41) $(0.31) $(0.21) $(0.13) $(0.22) $6.01 FY 2024 Adj. EPS Natural Gas Transmission Expansions Infrastructure Program Growth Rate Case Permanent Rates VIrtual Pipeline Services Increase in Customer Consumption Natural Gas Distribution Growth Other Income & Expense Absence of RSAM Increased O&M Expense Increased D&A, Property Tax Increased Payroll & Benefits Expense Interest Expense Share Dilution FY 2025 Adj. EPS 1 See appendix for a reconciliation of non-GAAP metrics. 2025 Adjusted EPS growth was driven by incremental margin from natural gas transmission, distribution and infrastructure growth, approved rate cases and virtual pipeline transportation Adjusted Earnings Per Share1 19 Full-Year 2025 Key Performance Drivers +$0.62 +$2.41 +$(1.79)

$439.2 $494.0 FY 2024 FY 2025 Adjusted Gross Margin1 Operating Income $196.2 $222.0 FY 2024 FY 2025 + 12% +13% Investments in transmission, distribution & infrastructure drive double-digit Regulated Operations growth 20 Strong Regulated Operations Margin Growth Note: Dollars in millions. 1See appendix for a reconciliation of non-GAAP metrics.

$128.2 $144.6 FY 2024 FY 2025 Double-Digit Growth in Unregulated Adj. Gross Margin driven by Marlin, Propane & Aspire Energy Adjusted Gross Margin1 +13% Note: Dollars in millions. 1See appendix for a reconciliation of non-GAAP metrics. 2 Operating results for the second and third quarters historically have been lower due to reduced customer demand during warmer periods of the year. The impact to operating income may not align with the seasonal variations in adjusted gross margin as many of the operating expenses are recognized ratably over the course of the year. $16.4 million of increased margin from: • Continued growth in our Marlin Virtual Pipeline Services • Increased propane customer consumption • Increased Aspire Energy consumption 21 Unregulated Adj. Gross Margin Growth of 13%

Total Capitalization Equity Short-Term Debt1 Long-Term Debt 48% 8% 44% 50% 9% 41% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total liquidity includes the upsized $450M Revolver and $305M of Private Placement Shelf Agreements. Equity Issuances & Shares Outstanding • $132.3M equity issued in FY 2025 • 996,848 shares throughout the year • 23,936,406 shares outstanding as of 2/23/2026 $ in millions Executing on Our Financing Strategy 2,874 3,218 1,262 1,327 222 293 1,390 1,598 12/31/2024 12/31/202522 • Feb. 2025: Secured inaugural Fitch credit rating ◦ BBB+ Long-Term Issuer Default Rating ◦ A- Instrument Rating • June 2025: Amended and extended long-term shelf agreement • Q3 2025: $200M of new long-term debt • 78% of total liquidity available as of 12/31/2025 ◦ Out of total capacity of $755 million2 Debt & Liquidity Highlights

$1.15 $1.22 $1.32 $1.48 $1.62 $1.76 $1.92 $2.14 $2.36 $2.56 $2.74 $1.15 $1.22 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1 Calculated through 12/31/2024. 10-Year Dividend CAGR of 9% Dividend Increases in 30 of the last 32 Years – Since 1994 65 Consecutive Years of Dividend Payments – Since 1961 22 Consecutive Years of Dividend Increases – Since 2004 Industry-Leading Annual Shareholder Return ~12%+ 10-Year CAGR1 2025 Reflects 7% Annual Increase Retained Earnings enables CPK to reinvest to support growth plan 23 Dividend Policy Drives Increased Shareholder Value Annualized Dividend Per ShareGrowth Plan drives Earnings Growth ~8.5% 10-Year CAGR 45-50% Target Payout Ratio Dividend Growth aligned with EPS Growth

1 See appendix for a reconciliation of non-GAAP metrics. 24 Industry-Leading 12% Adjusted EPS Growth Building on track record of 19 consecutive years of growth and 9.1% EPS CAGR $1.15 $1.29 $1.32 $1.43 $1.82 $1.91 $1.99 $2.26 $2.47 $2.72 $2.86 $2.89 $3.47 $3.72 $4.21 $4.73 $5.04 $5.31 $5.39 $6.01 $8.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2028E 12% 2% 8% 27% 5% 4% 14% 9% 10% 5% 1% 20% 7% 13% 12% 7% 5% 2% 12%Annual Growth Rate 19 Years of Consecutive Earnings Growth 9.1% EPS CAGR + $7.75 2028 EPS Guidance

Transforming for Growth in 2026 25 Top-Quartile Growth & Total Shareholder Return Maintaining Our Financial Discipline Delivering on Our Promises Focusing on the Three Pillars of Growth Powered By All Stakeholders

Chesapeake Utilities Corporation Confidential 2025 Additional InformationAPPENDIX

$135 $132 $197 $157 $212 $152 $58 $159 $59 $52 $43 $111 $100 $100 $160 $100 $150 $90 $100 $35 $32 $37 $57 $62 $62 $59 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+ $ in millions 27 Long-Term Debt Maturity Profile Amortizing Principal Payments Bullet Maturities First tranche of FCG debt due in 2026; refinancing expected to generate interest rate savings

OhioDelmarva Florida (10)% 5% (10)% 14% —% 22% FY 2024 FY 2025 FY 2024 FY 2025 FY 2024 FY 2025 NORMAL Note: Normal reflects 10-Year Average Heating Degree Days (HDD). Percentages reflect actual HDD above / (below) Normal divided by Normal. MILDER 28 3,634 4,107 4,039 3,919 (405) 188 COLDER Full-Year 2025 Weather Colder Than Normal ACTUAL HDD NORMAL HDD VARIANCE 5,014 6,120 5,594 5,357 (580) 763 796 951 794 781 2 170

GAAP to Non-GAAP Reconciliation: Consolidated

$ in millions

Consolidated Reconciliation	Fourth Quarter Results				Year-to-Date Results			
	Q4 2025	Q4 2024	$	%	FY 2025	FY 2024	$	%
GAAP Operating Revenues	**$ 258.9**	**$ 215.0**	**$ 43.9**	**20%**	**$ 930.0**	**$ 787.2**	**$ 142.8**	**18%**
Cost of Sales								
Nat Gas, Propane, & Electric	(82.8)	(60.8)	(22.0)	36%	(291.5)	(219.8)	(71.7)	33%
Operating Expense[1]	(24.1)	(21.7)	(2.4)	11%	(93.7)	(81.7)	(12.0)	15%
D&A	(24.0)	(13.9)	(10.1)	73%	(91.7)	(65.7)	(26.0)	40%
GAAP Gross Margin	**$ 128.0**	**$ 118.6**	**$ 9.4**	**8%**	**$ 453.1**	**$ 420.0**	**$ 33.1**	**8%**
Add Back: Operating Expense[1]	24.1	21.7	2.4	11%	93.7	81.7	12.0	15%
Add Back: D&A	24.0	13.9	10.1	73%	91.7	65.7	26.0	40%
Adjusted Gross Margin	**$ 176.1**	**$ 154.2**	**$ 21.9**	**14%**	**$ 638.5**	**$ 567.4**	**$ 71.1**	**13%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

CHESAPEAKE UTILITIES CORPORATION
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GAAP to Non-GAAP Reconciliation: Segment Results

$ in millions

Regulated Segment	Fourth Quarter Results				Year-to-Date Results			
	Q4 2025	Q4 2024	$	%	FY 2025	FY 2024	$	%
GAAP Operating Revenues	**$ 190.0**	**$ 153.7**	**$ 36.3**	**24%**	**$ 687.8**	**$ 583.4**	**$ 104.4**	**18%**
Cost of Sales								
Nat Gas, Propane, & Electric	(56.5)	(38.6)	(17.9)	46%	(193.8)	(144.2)	(49.6)	34%
Operating Expense[1]	(14.2)	(12.9)	(1.3)	10%	(54.7)	(48.6)	(6.1)	13%
D&A	(18.3)	(9.3)	(9.0)	97%	(70.9)	(48.8)	(22.1)	45%
GAAP Gross Margin	**$ 101.0**	**$ 92.9**	**$ 8.1**	**9%**	**$ 368.4**	**$ 341.8**	**$ 26.6**	**8%**
Add Back: Operating Expense[1]	14.2	12.9	1.3	10%	54.7	48.6	6.1	13%
Add Back: D&A	18.3	9.3	9.0	97%	70.9	48.8	22.1	45%
Adjusted Gross Margin	**$ 133.5**	**$ 115.1**	**$ 18.4**	**16%**	**$ 494.0**	**$ 439.2**	**$ 54.8**	**12%**

Unregulated Segment	Q4 2025	Q4 2024	$	%	FY 2025	FY 2024	$	%
GAAP Operating Revenues	**$ 76.6**	**$ 68.3**	**$ 8.3**	**12%**	**$ 271.9**	**$ 228.4**	**$ 43.5**	**19%**
Cost of Sales								
Nat Gas, Propane, & Electric	(33.9)	(29.2)	(4.7)	16%	(127.3)	(100.2)	(27.1)	27%
Operating Expense[1]	(10.1)	(8.8)	(1.3)	15%	(39.1)	(33.1)	(6.0)	18%
D&A	(5.7)	(4.6)	(1.1)	24%	(20.8)	(16.9)	(3.9)	23%
GAAP Gross Margin	**$ 26.9**	**$ 25.7**	**$ 1.2**	**5%**	**$ 84.7**	**$ 78.2**	**$ 6.5**	**8%**
Add Back: Operating Expense[1]	10.1	8.8	1.3	15%	39.1	33.1	6.0	18%
Add Back: D&A	5.7	4.6	1.1	24%	20.8	16.9	3.9	23%
Adjusted Gross Margin	**$ 42.7**	**$ 39.1**	**$ 3.6**	**9%**	**$ 144.6**	**$ 128.2**	**$ 16.4**	**13%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

CHESAPEAKE UTILITIES CORPORATION
30

1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. Fourth Quarter Results Year-to-Date Results Non-GAAP Reconciliation: Net Income /EPS Q4 2025 Q4 2024 $ % FY 2025 FY 2024 $ % GAAP Net Income $ 46.1 $ 36.7 $ 9.4 26% $ 140.3 $ 118.6 $ 21.7 18% FCG Transaction+Transition Expenses1 $ 0.1 $ 0.6 $ (0.5) (83)% $ 0.8 $ 2.9 $ (2.1) (72)% Adjusted Net Income $ 46.2 $ 37.3 $ 8.9 24% $ 141.1 $ 121.5 $ 19.6 16% Diluted Weighted Avg. Common Shares Outstanding 23,867 22,914 23,488 22,531 GAAP Diluted EPS $1.93 $1.60 $ 0.33 21% $5.97 $5.26 $ 0.71 13% FCG Transaction+Transition Expenses1 0.01 0.03 (0.02) (67)% 0.04 0.13 (0.09) (69)% Adjusted Diluted EPS $1.94 $1.63 $ 0.31 19% $6.01 $5.39 $ 0.62 12% $ in millions except per-share amounts shares in thousands 31 GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS